                                                                    Exhibit 10.4

                        THIRD AMENDMENT TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT

         This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "THIRD AMENDMENT") is entered into effective as of February 9, 2004 (the "AMENDMENT EFFECTIVE DATE"), among GIANT INDUSTRIES, INC., a Delaware corporation (the "COMPANY"), the financial institutions from time to time parties to the Credit Agreement (collectively, the "LENDERS"), and BANK OF AMERICA, N.A. as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders and as a Lender and as Letter of Credit Issuing Bank. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

         WHEREAS, the Company, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of May 14, 2002, as amended by the First Amendment dated October 28, 2002 and by the Second Amendment dated September 30, 2003 (the "CREDIT AGREEMENT"); and

         WHEREAS, the Company desires to modify the Credit Agreement to permit the Company to enter into a certain crude oil purchase and sale transaction with Statoil Marketing & Trading (US) Inc. as herein described;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following definitions:

                  "BARREL" means a volume of forty-two (42) US gallons corrected for temperature to sixty (60) degrees Fahrenheit.

                  "STATOIL" means Statoil Marketing & Trading (US) Inc.

                  "STATOIL COMMINGLED INVENTORIES" means the commingled product or mass resulting from the commingling (whether by blending, mixing, processing or otherwise) of Eligible Refinery Hydrocarbon Inventory with crude oil supplied by Statoil and that constitutes Commingled Inventories within the meaning of the Statoil Intercreditor Agreement. For purposes of calculation of the Borrowing Base, the value of Statoil Commingled Inventories shall be equal to the product obtained by multiplying (x) the applicable quantities of Statoil Commingled Inventories (measured in Barrels in accordance with the Statoil Purchase Agreement) by (y) the lowest price per Barrel of the lowest priced crude oil (using the lower of cost or market value) included in Statoil Commingled Inventories. For purposes of clarity, the "lowest price" shall be the absolute lowest figure and not the average of applicable prices during the applicable time period.

                  "STATOIL SEGREGATED INVENTORIES" means crude oil supplied by Statoil to Giant Yorktown pursuant to the Statoil Purchase Agreement and that constitutes segregated, identifiable Statoil Inventories within the meaning of the Statoil Intercreditor Agreement. Statoil Segregated Inventories shall at all times be excluded from Eligible Refinery Hydrocarbon Inventory for purposes of calculation of the Borrowing Base, but may otherwise be included within the Collateral.

                   "STATOIL INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement dated as of February 9, 2004 between Statoil and the Administrative Agent.

                  "STATOIL PURCHASE AGREEMENT" means that certain Grane Crude Oil Purchase/Sale Agreement 2004/2008 between Statoil and Giant Yorktown, as the same may be amended in compliance with the terms of this Credit Agreement.

         SECTION 2. Amendment to the Definition of Consolidated Funded Indebtedness. Clause (a) of the definition of "Consolidated Funded Indebtedness" in the Credit Agreement is hereby amended to read as follows:

                  "(a) all Indebtedness (other than undrawn or unfunded amounts under outstanding Surety Instruments and Indebtedness of the type described in CLAUSE (h)(ii) of the definition of Indebtedness, and, provided that the Company is in compliance with SECTION 8.21 of this Credit Agreement, other than Indebtedness owed to Statoil pursuant to the Statoil Purchase Agreement),"

         SECTION 3. Amendment to the Definition of Subordinated Notes. The definition of "Subordinated Notes" in the Credit Agreement is hereby amended in its entirety to read as follows:

                  "'SUBORDINATED NOTES' shall mean (i) the BNY $150,000,000 Subordinated Notes issued under the BNY $150,000,000 Indenture, (ii) the BNY $200,000,000 Subordinated Notes issued under the BNY $200,000,000 Indenture and (iii) notes issued in refinancing of the BNY $150,000,000 Subordinated Notes and/or the BNY $200,000,000 Subordinated Notes, in whole or in part, whether with the same or different noteholders and the same or different indenture trustees, provided that such other notes and refinancing notes (or the indenture or note purchase agreement, as applicable) (x) contain subordination terms at least as favorable to the Lenders as the BNY $150,000,000 Subordinated Notes and/or the BNY $200,000,000 Subordinated Notes being refinanced, and (y) contain other terms no more restrictive on the Company and its Subsidiaries than the BNY $150,000,000 Subordinated Notes and/or the BNY $200,000,000 Subordinated Notes being refinanced, including refinancings thereof. Notes shall not be considered `Subordinated Notes' unless and until the Administrative Agent shall have received copies of the documentation evidencing or relating to such notes evidencing the terms and conditions of subordination required hereunder."

         SECTION 4. Amendment to Section 2.07 of the Credit Agreement (Borrowing
Base). Clauses (i), (ii) and (iii) of Section 2.07(a) of the Credit Agreement are hereby amended in their entirety to read as follows:

                  "(i) eighty percent (80%) of Eligible Refinery Hydrocarbon Inventory (except for (A) Eligible Refinery Hydrocarbon Inventory at the Company's and its Subsidiaries' service stations and travel centers, and (B) Statoil Commingled Inventories), plus (ii) fifty percent (50%) of Eligible Refinery Hydrocarbon Inventory at the Company's and its Subsidiaries' service stations and travel centers, plus (iii) sixty percent (60%) of the Lenders' prorata share of Statoil Commingled Inventories (determined in accordance with the Statoil Intercreditor Agreement), provided, however, that if the Company shall fail to be in compliance with SECTION 7.03(j) or SECTION 8.21 of this Credit Agreement, or if Statoil fails to comply with its obligations under the Intercreditor Agreement in any material respect, then in any such case, 0% of the Statoil Commingled Inventories, plus"

         SECTION 5. Amendment to Section 7.02 of the Credit Agreement (Recordkeeping for Statoil Supplied Crude Oil). Section 7.02 of the Credit Agreement is hereby amended by adding new Sections 7.02(h) and (i) to the end thereof, as follows:

                  "(h) Giant Yorktown shall establish the quantity of Statoil Segregated Inventories and Statoil Commingled Inventories on at least a weekly basis in accordance with the provisions of Article 14 of the Statoil Purchase Agreement with respect to inventory records, and in accordance with the procedures and standards for quantity measurement set forth in Article 12 of the Statoil Purchase Agreement. Giant Yorktown shall furnish the Administrative Agent with copies of all audits, reports, statements and information with respect to Statoil Inventories required to be provided to Statoil under the Statoil Purchase Agreement and any related agreement, as and when such are provided to Statoil.

                  "(i) Giant Yorktown's audit and inventory procedures and reports shall reflect: (i) the actual volume of crude oil delivered or supplied by Statoil; (ii) the volume of Statoil's deemed crude oil inventory; and (iii) the ownership and volumes of all persons (including Giant Yorktown and its Affiliates) who share commingled storage at the Yorktown Refinery for crude oil inventory. Each of the foregoing figures shall include tank identification numbers and volumes in each tank."

         SECTION 6. Amendment to Section 7.03 of the Credit Agreement (Notices of Amendments to the Statoil Purchase Agreement). Section 7.03 of the Credit Agreement is hereby amended by adding a new Section 7.03(j) to the end thereof, as follows:

                  "(j) of any amendment to the Statoil Purchase Agreement, such notice to be given not less than 10 days prior to effective date of such amendment, and to be accompanied by a copy of such amendment;"

         SECTION 7. Amendment to Section 7.10(b) of the Credit Agreement (Inspection of Yorktown Refinery). The Credit Agreement is hereby amended by adding the following at the end of Section 7.10(b) thereof:

         "Without limitation of the foregoing, representatives of the Administrative Agent shall have the right to physically inspect the Yorktown Refinery to verify compliance with the terms of the Statoil Intercreditor Agreement."

         SECTION 8. Amendment to Section 7.14 (Subordinated Indebtedness). The first sentence of Section 7.14 of the Credit Agreement is hereby amended to read as follows:

         "The Company shall maintain not less than $350,000,000 principal amount of Subordinated Notes outstanding at all times throughout the term hereof; provided, that the Company shall be permitted to have a lesser amount outstanding to the extent the Company prepays or redeems Subordinated Notes after February 9, 2004 with the proceeds of equity offerings."

         SECTION 9. Add New Section 7.17 of the Credit Agreement (Segregation of Statoil Supplied Crude Oil). The Credit Agreement is hereby amended by adding a new Section 7.17 thereto, as follows:

                  "7.17 Segregation of Statoil Supplied Crude Oil. To the extent feasible and consistent with prudent and safe refinery practices, Giant Yorktown shall exercise all commercially reasonable efforts to physically segregate Statoil Inventories (as defined in the Statoil Intercreditor Agreement) from Eligible Refinery Hydrocarbon Inventory, and to physically segregate Eligible Refinery Hydrocarbon Inventory from Statoil Inventories, located at the Yorktown Refinery. In the event of any commingling of Statoil Inventories and Eligible Refinery Hydrocarbon Inventory, then only the Lenders' prorata share of such Statoil Commingled Inventories (as determined in accordance with the Statoil Intercreditor Agreement) shall be considered Eligible Refinery Hydrocarbon Inventory for purposes of calculation of the Borrowing Base (provided that such Statoil Commingled Inventories otherwise meet the definition of Eligible Refinery Hydrocarbon Inventory."

         SECTION 10. Amendment to Section 8.01 of the Credit Agreement (Limitation on Liens). A new subsection (i) is hereby added to Section 8.01 of the Credit Agreement as follows (and existing subsection (i) is renumbered as subsection (j)):

                   "(i) Liens (including Liens on Collateral to the extent provided herein) on crude oil supplied by Statoil pursuant to the Statoil Purchase Agreement, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property after February 9, 2004; provided, that (i) any such Lien has attached prior to acquisition of such property or attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such

         Lien attaches solely to the property so acquired in such transaction,
         (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests in favor of Statoil shall not be increased in excess of the amount contemplated by the Statoil Purchase Agreement as in effect on February 9, 2004, and (v) such Liens in favor of Statoil shall be subject to the terms of an intercreditor agreement between Statoil and the Administrative Agent, such intercreditor agreement to be in form and substance satisfactory to the Administrative Agent and the Majority Lenders; and"

         SECTION 11. Amendment to Section 8.05 of the Credit Agreement (Limitation on Indebtedness and Contingent Liabilities). Subsection (h) of
Section 8.05 of the Credit Agreement is hereby amended to read as follows:

                  "(h) Indebtedness in respect of purchase money obligations within the limitations set forth in SECTIONS 8.01(h) and (i)."

         SECTION 12. Amendment to Section 8.11 of the Credit Agreement (Subordinated Notes). Section 8.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "8.11 Subordinated Notes. The Company shall not, and shall not permit any Subsidiary to: (a) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the Indentures, the Subordinated Notes or the guarantees executed in connection therewith, other than (i) any such amendment or modification which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date of payment of interest thereon, (ii) ministerial amendments that do not affect the Lenders, including amendments pursuant to Sections 9.01(1) through 9.01(5) of the BNY $150,000,000 Indenture and the BNY $200,000,000 Indenture, (iii) amendments of any representation or warranty, covenant, obligation or default of the Company to any holder of Subordinate Notes or to any trustee acting under the Indentures (including, without limitation, financial ratios) in a manner which either eliminates such representations and warranties, covenants, obligations or defaults or renders them less restrictive or onerous than those contained in the Subordinate Notes and/or the Indentures as in effect on February 9, 2004, and (iv) such other amendments and modifications acceptable to the Majority Lenders; or (b) make any payments to the holders of the Subordinated Notes or to any trustee acting under the Indentures which is prohibited by the Indentures or
         (c) make any prepayment of or redeem in whole or in part the Subordinated Notes except with (i) proceeds of refinancing Subordinated Notes described in clause (iii) of the definition of `Subordinated Notes or (ii) proceeds of equity offerings (or any combination of refinancing or equity offerings).'"

         SECTION 13. Add New Section 8.21 to the Credit Agreement (Amendments to the Statoil Purchase Agreement. A new Section 8.21 is hereby added to the Credit Agreement as follows:

                  "8.21 Amendments to the Statoil Purchase Agreement; No Prepayments. The Company agrees that it shall not amend, and shall not permit Giant Yorktown to amend, the Statoil Purchase Agreement in any manner that could, in the reasonable opinion of the Administrative Agent or the Majority Lenders, adversely affect the Lenders. The Company agrees that, so long as no Collateral Event (as defined in the Statoil Purchase Agreement) under the Statoil Purchase Agreement has occurred and is continuing, it shall not pay, prepay or secure by letter of credit, and shall not permit Giant Yorktown to pay for, prepay or secure by letter of credit, any crude oil supplied under the Statoil Purchase Agreement prior to the time such crude oil is deemed to have been Delivered (as defined in the Statoil Purchase Agreement as in effect on February 9, 2004) to Giant Yorktown and obligations in respect of such crude oil Delivered are due and payable in accordance with the terms of the Statoil Purchase Agreement as in effect on February 9, 2004. After the occurrence and during the continuance of a Collateral Event, the Company and/or Giant Yorktown may prepay or secure by letter of credit crude oil supplied under the Statoil Purchase Agreement to the extent same is required by the terms of the Statoil Purchase Agreement as in effect on February 9, 2004, but the Company shall, and shall cause Giant Yorktown to, use commercially reasonably efforts to obtain the release by Statoil of all claims to, liens on and security interests in all crude oil so prepaid or secured, by written release in form and substance reasonably satisfactory to the Administrative Agent."

         SECTION 14. Amendment to Section 9.01(e) of the Credit Agreement (Cross-Default). Section 9.01(e) of the Credit Agreement is hereby amended by adding a new CLAUSE (IV) to the end thereof, as follows:

                  "(iv) A "Default" or an "Event of Default" shall occur under and as defined in the Statoil Purchase Agreement; or"

         SECTION 15. Amendment to Exhibit H to Credit Agreement (Borrowing Base Certificate). Exhibit H to the Credit Agreement (Borrowing Base Certificate) is hereby amended to read as set forth in Exhibit H attached hereto.

         SECTION 16. Authority of Administrative Agent to Enter into Intercreditor Agreement. The Lenders authorize the Administrative Agent to enter into an Intercreditor Agreement in the form attached as Exhibit A hereto, with such changes as the Administrative Agent may approve.

         SECTION 17. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Third Amendment, the Company represents and warrants to the Administrative Agent and to each Lender that:

         (a) This Third Amendment, the Credit Agreement as amended hereby and each Loan Document have been duly authorized, executed and delivered by the Company and the applicable Loan Parties and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

         (b) The representations and warranties set forth in ARTICLE VI of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to, as if made on and as of the Amendment Effective Date.

         (c) As of the date hereof, at the time of and after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

         (d) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution and delivery of this Third Amendment or the performance by the Company or any Loan Party of its obligations hereunder. This Third Amendment has been duly authorized by all necessary corporate action, and the execution, delivery and performance of this Third Amendment and the documents and transactions contemplated hereby does not and will not (a) contravene the terms of the Company's or any Loan Party's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under, the Subordinated Notes, the Yorktown Term Loan Documents, as amended, or any document evidencing any other material Contractual Obligation to which the Company or any Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any Loan Party is subject; or
(c) violate any Requirement of Law.

         (e) The execution, delivery and performance by the Company and Giant Yorktown of the Statoil Purchase Agreement and the documents and transactions contemplated hereby (including the Statoil Intercreditor Agreement to the extent applicable to the Company and Giant Yorktown) does not and will not (a) contravene the terms of the Company's or any Loan Party's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under, the Subordinated Notes, the Yorktown Term Loan Documents, as amended, or any document evidencing any other material Contractual Obligation to which the Company or any Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any Loan Party is subject, other than Liens in favor of Statoil to the extent provided in the Statoil Purchase Agreement as in effect on February 9, 2004; or (c) violate any Requirement of Law.

         SECTION 18. Conditions of Effectiveness. The amendments to the Credit Agreement set forth in SECTIONS 1 through 15 of this Third Amendment shall be effective on the Amendment Effective Date, provided that the Administrative Agent shall have received:

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

         (a) counterparts of this Third Amendment duly executed by the Company, the Loan Parties, the Administrative Agent, and the Majority Lenders;

         (b) counterparts of the Statoil Intercreditor Agreement duly executed by Statoil and consented to by the Company and Giant Yorktown;

         (c) a copy of the Statoil Purchase Agreement, executed by Statoil and Giant Yorktown in the same form as previously provided to the Lenders;

         (d) the Company shall have paid the amendment fee described in SECTION 19 of this Third Amendment, and all accrued, unpaid fees, costs and expenses owed pursuant to this Third Amendment, the Credit Agreement or any other agreement related thereto, to the extent then due and payable, together with Attorney Costs of the Administrative Agent to the extent then invoiced prior to or on the closing date of this Third Amendment; and

         (e) such other documents as the Administrative Agent may require in connection with the foregoing.

         SECTION 19. Amendment Fee. The Company agrees to pay to the Administrative Agent for the account of each Lender which timely executes a counterpart of this Third Amendment, in accordance with its Pro Rata Share, an amendment fee equal to 0.05% of the total Commitments. Such amendment fee shall be due and payable in full on the date of execution of this Third Amendment by the Company and such Lender, shall be fully earned when due and payable, and shall be in addition to any other fee, cost or expense payable pursuant to the Credit Agreement.

         SECTION 20. Costs. The Company agrees to pay on demand reasonable Attorney Costs of the Administrative Agent and all other costs and expenses of the Administrative Agent, in connection with the preparation, execution and delivery of this Third Amendment, the Statoil Intercreditor Agreement, and any other documents executed in connection therewith.

         SECTION 21. Effect of Amendment. This Third Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent, the Issuing Bank or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Third Amendment. Except as otherwise expressly provided by this Third Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Third Amendment and such Credit Agreement shall be read and construed as one instrument. The Company and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid and binding obligations of the Company and the Loan Parties, remain in full force and effect, are unimpaired by this Third Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

         SECTION 22. Miscellaneous. This Third Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Third Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Third Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Third Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Third Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT THE CREDIT AGREEMENT (AS AMENDED BY THIS THIRD AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                            GIANT INDUSTRIES, INC.

                                            By:    /s/ MARK B. COX
                                                -------------------------
                                                 Name:  Mark B. Cox
                                                 Title: CFO

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   BANK OF AMERICA, N.A., as Administrative
                                   Agent, as Letter of Credit Issuing Bank and as a Lender

                                   By:   /s/ CLAIR M. LIU
                                       ----------------------
                                         Claire M. Liu
                                         Managing Director

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   BANK OF SCOTLAND

                                   By:    /s/ JOSEPH FRATUS
                                       -----------------------
                                        Name:  Joseph Fratus
                                        Title: First Vice President

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   BNP PARIBAS

                                   By:    /s/ MARK A. COX
                                       ---------------------
                                        Name: Mark A. Cox
                                        Title: Director

                                   By:    /s/ GREG SMOTHERS
                                       -----------------------
                                        Name:  Greg Smothers
                                        Title: Vice President

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   COMERICA BANK-CALIFORNIA

                                   By:    /s/ PETER F. FITZPATRICK
                                       ------------------------------
                                        Name:  Peter F. Fitzpatrick
                                        Title: Vice President

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   FLEET NATIONAL BANK

                                   By:    /s/ ALLISON ROSSI
                                       -----------------------
                                        Name:  Allison Rossi
                                        Title: Director

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   HIBERNIA NATIONAL BANK

                                   By:    /s/ NANCY G. MORAGAS
                                      --------------------------
                                       Name:  Nancy G. Moragas
                                       Title: Vice President

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   RZB FINANCE LLC

                                   By:    /s/ JOHN A. VALISKA
                                       -------------------------
                                        Name:  John A. Valiska
                                        Title: Group Vice President

                                   By:    /s/ ELISABETH HIRST
                                       -----------------------------
                                        Name:  Elisabeth Hirst
                                        Title: Assistant Vice President

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   WELLS FARGO BANK, N.A.

                                   By:    /s/ ART KRASNY
                                       --------------------
                                        Name:  Art Krasny
                                        Title: Relationship Manager

    THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                           RATIFICATION AND AGREEMENT

         Each of the undersigned Loan Parties hereby consents to and accepts the terms and conditions of the foregoing Third Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each of the Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to the foregoing Third Amendment.

                                   GIANT INDUSTRIES ARIZONA, INC.,
                                   GIANT FOUR CORNERS, INC.,
                                   DEGUELLE OIL COMPANY,
                                   GIANT MID-CONTINENT, INC.,
                                   GIANT STOP-N-GO OF NEW MEXICO, INC.,
                                   SAN JUAN REFINING COMPANY,
                                   CINIZIA PRODUCTION COMPANY,
                                   PHOENIX FUEL CO., INC.,
                                   GIANT PIPELINE COMPANY, and
                                   GIANT YORKTOWN, INC.
                                   as Loan Parties


                                   By:    /s/ MARK COX
                                      ------------------
                                       Name:  Mark Cox
                                       in each case, as Vice President and Chief
                                       Financial Officer

    THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT H
                             (BORROWING BASE REPORT)
                             GIANT INDUSTRIES, INC.

                                 (See attached)